Consolidated Statements of Comprehensive Loss - CAD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Expenses
Exploration and evaluation expenses	$ (12,435)	$ (39,219)
General and administrative expenses	(9,991)	(11,545)
Legal, accounting and audit	(5,941)	(2,438)
Share-based compensation	(2,858)	(9,342)
Loss from operating activities	31,225	62,544
Foreign exchange loss	456	1,545
Interest income	(176)	(146)
Finance expense	(67)	(117)
Other income	(16)	(392)
Gain on modification of lease	(16)
Gain (loss) on revaluation of warrant liabilities		204
Loss on disposal of plant and equipment	2
Net loss	31,542	63,872
Items that may be subsequently reclassified to net loss
Foreign exchange translation difference	903	2,704
Other comprehensive loss	903	2,704
Total comprehensive loss	$ 32,445	$ 66,576
Basic and diluted loss per common share	$ 0.06	$ 0.13